SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant             [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           CONSOLIDATED GRAPHICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.    Title of each class of securities to which transaction applies:______

     2.    Aggregate number of securities to which transaction applies:_________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:__________________________________

     4.    Proposed maximum aggregate value of transaction:_____________________

     5.    Total fee paid:______________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1.    Amount Previously Paid:______________________________________________
     2.    Form, Schedule or Registration Statement No.:________________________
     3.    Filing Party:________________________________________________________
     4.    Date Filed:__________________________________________________________

                                                           CONSOLIDATED GRAPHICS

                                                                   June 29, 2000

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders to be held in the Greenbriar Ballroom at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027, on Wednesday, July 26, 2000 at 5:00 p.m., Central Daylight Time. For those of you who cannot be present at this annual meeting, we urge that you participate by indicating your choices on the enclosed proxy and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood you wish to have your shares voted in accordance with the Board of Directors" recommendations.

     This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the annual meeting. The Company's Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 2000.

     It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy in the envelope provided.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                      /s/ JOE R. DAVIS
                                          Joe R. Davis
                                          CHAIRMAN
                                            AND CHIEF EXECUTIVE OFFICER

                                                     CONSOLIDATED GRAPHICS, INC.
                                                     5858 WESTHEIMER, SUITE 200
                                                     HOUSTON, TEXAS 77057
                                                     (713) 787-0977

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
     INTRODUCTION......................................................       1
     ACTION TO BE TAKEN UNDER PROXY....................................       1
     RECORD DATE AND VOTING SECURITIES.................................       1
     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....       2
     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.................       3
     ELECTION OF CLASS I DIRECTORS.....................................       3
     BOARD OF DIRECTOR COMMITTEES AND MEETINGS.........................       5
     EXECUTIVE COMPENSATION............................................       6
     INCENTIVE PLAN....................................................       6
     DIRECTOR COMPENSATION.............................................       7
     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......       7
     REPORT OF COMPENSATION COMMITTEE..................................       7
     STOCK PRICE PERFORMANCE GRAPH.....................................       9
     CERTAIN TRANSACTIONS..............................................       9
     INDEPENDENT PUBLIC ACCOUNTANTS....................................       9
     SHAREHOLDER PROPOSALS.............................................      10
     GENERAL...........................................................      10
     OTHER INFORMATION.................................................      10

                             VOTING THE PROXY CARD

     Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope. Postage need not be affixed to the envelope if mailed in the United States.

     The immediate return of your proxy will be of great assistance in preparing for the annual meeting and is therefore urgently requested, even if you plan to attend the annual meeting. If you attend the annual meeting and make arrangements to vote in person, your proxy card will not be used.

               IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

     The annual meeting will be held at 5:00 p.m. Central Daylight Time on Wednesday, July 26, 2000 in the Greenbriar Ballroom at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027. Signs will direct you to the conference room where the annual meeting will be held.

     IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME AND YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON, YOU SHOULD CONTACT YOUR BROKER OR AGENT IN WHOSE NAME YOUR SHARES ARE REGISTERED TO OBTAIN A BROKER'S PROXY AND BRING IT TO THE ANNUAL MEETING IN ORDER TO VOTE.

                          CONSOLIDATED GRAPHICS, INC.
                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            WEDNESDAY, JULY 26, 2000
                        5:00 P.M. CENTRAL DAYLIGHT TIME

To the Shareholders:

     The annual meeting of shareholders of Consolidated Graphics, Inc. (the "Company") will be held in the Greenbriar Ballroom at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027, on Wednesday, July 26, 2000 at 5:00 p.m., Central Daylight Time, for the following purposes:

          1. To elect two Class I directors to serve on the Company's Board of Directors for terms of three years or until their successors are elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record as of the close of business on June 1, 2000 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. A list of such shareholders shall be open to the examination of any shareholder of record during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 5858 Westheimer, Suite 200, Houston, Texas 77057, and shall also be open to examination at the annual meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ G. CHRISTOPHER COLVILLE
                                              G. Christopher Colville
                                              SECRETARY

Houston, Texas
June 29, 2000

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

                          CONSOLIDATED GRAPHICS, INC.
                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Consolidated Graphics, Inc., a Texas corporation (the "Company"), for use only at the annual meeting of shareholders (the "Annual Meeting") to be held in the Greenbriar Ballroom at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027, on Wednesday, July 26, 2000 at 5:00 p.m., Central Daylight Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and accompanying proxy will first be given or sent to shareholders is June 29, 2000.

     Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking such proxy with the Secretary at the Company's executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and revoking such proxy in person. The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.

                         ACTION TO BE TAKEN UNDER PROXY

     Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted FOR the election of the two nominees named herein to serve as Class I directors and if either one or both of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee that the Board of Directors of the Company may propose.

     In the discretion of the proxy holders, the proxies will also be voted FOR or AGAINST such other matters as may properly come before the Annual Meeting. Management of the Company did not receive any shareholder proposal for inclusion in this proxy or for presentation at the Annual Meeting by the dates prescribed for such inclusion or presentation and is not aware of any other matters to be presented for action at the Annual Meeting.

                       RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on June 1, 2000 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. The issued and outstanding stock of the Company on June 1, 2000 consisted of 13,734,346 shares of the Company's Common Stock (the "Common Stock"), each of which is entitled to one vote. Under the Company's Restated By-Laws, as amended to date, as well as the Texas Business Corporation Act, the holders of a majority of the total issued and outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     If there are insufficient shares present in person or represented by proxy at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until such time and place as determined by a vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

     The affirmative vote of a majority of the shares represented in person or by proxy at such meeting at which a quorum is present is required for the election of directors. Abstentions and "broker nonvotes" (i.e., shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the results of voting on the election of directors, abstentions and broker nonvotes will have the same effect as a vote against the nominated director since approval of that director requires the affirmative vote of a majority of the shares represented in person or by proxy at such meeting at which a quorum is present.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth as of June 1, 2000 information with respect to beneficial ownership of shares of Common Stock by (i) the executive officers of the Company, (ii) each of the directors and nominees, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all directors and executive officers as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                 AMOUNT OF
                                          BENEFICIAL OWNERSHIP(1)
                                         --------------------------
                                         NUMBER OF    PERCENTAGE OF
      NAME OF BENEFICIAL OWNER           SHARES(2)      CLASS(3)
      ------------------------           ---------    -------------
T. Rowe Price Associates, Inc.(4 )...    1,350,350          9.8%
Joe R. Davis(5)......................    1,329,500          9.7%
Ardsley Advisory Partners(6).........      950,000          6.9%
Hugh N. West.........................      170,000          1.2%
James H. Limmer......................      107,500            *
Brady F. Carruth.....................       53,405            *
Gary L. Forbes.......................       52,548            *
G. Christopher Colville..............       46,228            *
Clarence C. Comer....................       36,100            *
Larry J. Alexander...................       10,000            *
All directors and executive officers
  as a group.........................    1,805,281         13.1%

------------

 * Less than 1%.

(1) In accordance with Securities and Exchange Commission ("SEC") regulations, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option or conversion of a convertible security.

(2) Shares shown do not include shares held through the Company's 401(k) plan. The shares beneficially owned include options to purchase shares of Common Stock exercisable within 60 days of June 1, 2000, as follows: Mr. Davis, 25,000 shares; Mr. Forbes, 28,000 shares; Mr. Colville, 16,000 shares; and Mr. Alexander, 8,000 shares.

(3) The percentage of Common Stock owned by each person has been calculated using the 13,734,346 shares outstanding at June 1, 2000, plus any shares issuable upon exercise of options owned by such person exercisable within 60 days and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(4) Based on a Schedule 13F for the quarter ended March 31, 2000, filed with the SEC on May 15, 2000. The Schedule 13F indicates that T. Rowe Price Associates, Inc. had sole voting power with respect to 169,300 shares of Common Stock and no voting power with respect to 1,181,050 shares of Common Stock. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5) The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas
    77057.

(6) Based on a Schedule 13F for the quarter ended March 31, 2000, filed with the SEC on May 12, 2000. The Schedule 13F indicates that Ardsley Advisory Partners ("Ardsley") had sole voting power with respect to 950,000 shares of Common Stock. The address of Ardsley is 646 Steamboat Road, Greenwich, Connecticut 06830.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC and The New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all of its directors and executive officers during fiscal 2000 complied on a timely basis with all applicable filing requirements under
Section 16(a) of the Exchange Act.

                         ELECTION OF CLASS I DIRECTORS

     Unless contrary instructions are set forth in the proxy card, it is intended that the persons named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the persons listed below as nominees as the two Class I directors, each of whom is presently a member of the Board of Directors of the Company. The two directors elected at the Annual Meeting will each serve for a term expiring on the date of the annual meeting in 2003 or until his successor has been elected and qualified or his earlier resignation or removal. Pursuant to the Company's Restated Articles of Incorporation, as amended to date, and the Company's Restated By-Laws, as amended to date, the Board of Directors of the Company is comprised of seven directors. The Board of Directors currently consists of Larry J. Alexander, Brady F. Carruth, Clarence C. Comer, Gary L. Forbes, James H. Limmer, Hugh N. West and Joe R. Davis, and is divided into three classes with Messrs. Alexander and Carruth constituting the Class I directors, Messrs. Comer and Forbes constituting the Class II directors and Messrs. Limmer, Davis and Dr. West constituting the Class III directors. One class of directors is elected at each annual meeting of the Company's shareholders for a term of three years. The term of the Class I directors expires at the Annual Meeting. The terms of the other two classes of directors expire at the 2001 annual meeting (Class II directors) and the 2002 annual meeting (Class III directors). The Restated Articles of Incorporation of the Company, as amended to date, do not permit cumulative voting. A majority of the holders of the outstanding shares of Common Stock, present in person or represented by proxy, at a meeting at which a quorum is present is required to elect directors.

     The Board of Directors has appointed a Nominating Committee to evaluate candidates and recommend nominees for election to the Company's Board of Directors at each annual meeting. The Nominating Committee determined that the election of Messrs. Alexander and Carruth as the Class I directors of the Company is in the best interest of the Company and its shareholders, and the Board of Directors adopted the recommendation of the Nominating Committee. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND IT IS INTENDED THAT THE PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED. Should the candidacy of Messrs. Alexander or Carruth for any reason be withdrawn or any such nominee become unavailable for election, the Board of Directors of the Company may designate another nominee, in which case the persons acting under the duly executed proxies will vote for the election of the replacement nominee. Management is currently unaware of any circumstances likely to render any nominee unavailable for election. A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder's shares for one or more of the named nominees.

     The following sets forth information concerning each of the nominees for election to the Board of Directors and each continuing member of the Board of Directors including the name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.

  NOMINEES FOR ELECTION AS CLASS I DIRECTORS

     The following information is furnished regarding the nominees for election as the Class I directors by the holders of Common Stock.

     LARRY J. ALEXANDER retired from the San Antonio Spurs Professional Basketball Team in May 1996, where he had been the Vice
President -- Administration and Communications since August 1994. Prior to joining the Spurs, he spent 27 years with SBC Communications Inc. in various positions, most recently as Senior Vice President -- External Affairs from July 1993 to July 1994. Mr. Alexander has been a director of the Company since May 1995 and is 58 years of age.

     BRADY F. CARRUTH has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987. He also serves on the board of directors of American General Corporation, a diversified insurance company. Mr. Carruth has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating Committee. Mr. Carruth is 42 years of age.

     The Board of Directors recommends a vote FOR the reelection of Messrs. Alexander and Carruth as the Class I directors of the Company.

  CONTINUING CLASS II DIRECTORS

     The following information is furnished regarding the Class II directors (who will continue to serve on the Board of Directors until the 2001 annual meeting of shareholders or until their respective successors are elected and qualified).

     CLARENCE C. COMER has served as President and Chief Executive Officer of Southdown, Inc., a cement and ready-mix concrete producer, since February 1987. He is also a director of Southdown, Inc. Mr. Comer has been a director of the Company since 1993 and serves on the Audit Committee. Mr. Comer is 52 years of age.

     GARY L. FORBES has been a Vice President of Equus II Incorporated, a public investment company, since 1991. Mr. Forbes currently serves on the board of directors of NCI Building Systems, Inc., a manufacturer of prefabricated metal buildings, Drypers Corporation, a manufacturer of disposable diapers and Advanced Technical Products, Inc., a manufacturer of high-performance composite parts for the aerospace industry. Mr. Forbes is a certified public accountant and has been a director of the Company since 1993. He serves on the Audit Committee, the Compensation Committee and the Executive Committee and is 56 years of age.

  CONTINUING CLASS III DIRECTORS

     The following information is furnished regarding the Class III directors (who will continue to serve on the Board of Directors until the 2002 annual meeting of shareholders or until their respective successors are elected and qualified).

     JOE R. DAVIS has been the President, Chief Executive Officer and Chairman of the Board of the Company since he founded it in 1985. Prior to forming the Company, Mr. Davis was Vice President of Finance and Administration for a division of International Paper Company. Prior thereto, he served as a partner with the public accounting firm of Arthur Andersen LLP. Mr. Davis serves on the Executive Committee and the Nominating Committee and is 57 years of age.

     JAMES H. LIMMER has been a partner with the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, which specializes in all phases of insurance defense, since July 1973. Mr. Limmer has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating Committee. Mr. Limmer is 58 years of age.

     HUGH N. WEST, M.D., was in private practice in Houston, Texas in the field of diagnostic radiology until his retirement in 1996. Dr. West has been a director of the Company since 1985 and serves on the Compensation Committee. Dr. West is 54 years of age.

                   BOARD OF DIRECTOR COMMITTEES AND MEETINGS

     During the fiscal year ended March 31, 2000, the Board of Directors held meetings and/or acted by unanimous consent thirteen times. Each of the directors attended at least 75% of the meetings of the Board of Directors and of each committee on which he served, except as noted below.

     The Board has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The Executive Committee reviews and develops strategies and policies of the Company and recommends changes thereto and approves certain transactions of the Company pursuant to authority delegated by the Board of Directors. The Executive Committee consists of Messrs. Davis and Forbes. During the fiscal year ended March 31, 2000, the Executive Committee held meetings and/or acted by unanimous consent thirteen times.

     The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent public accountants, reviewing with such accountants the plans for and the scope and results of their auditing engagement and certain other matters, including the independence of such accountants. The Audit Committee consists of Messrs. Carruth, Comer and Forbes, each of whom is an independent director. During the fiscal year ended March 31, 2000, the Audit Committee held meetings and/or acted by unanimous consent four times.

     The Compensation Committee determines the compensation of directors, executive officers and key employees and is composed solely of independent directors. The Compensation Committee consists of Messrs. Forbes and Limmer and Dr. West. It also administers the Company's Long-Term Incentive Plan (as amended, the "Incentive Plan"). During the fiscal year ended March 31, 2000, the Compensation Committee held meetings and/or acted by unanimous consent three times. Mr. Limmer attended one of the Compensation Committee's two meetings.
Mr. Forbes attended one of the two meetings and his predecessor on the Compensation Committee attended the other meeting.

     The Nominating Committee evaluates candidates and recommends nominees for election to the Company's Board of Directors at each annual meeting. The Nominating Committee consists of Messrs. Davis, Limmer and Carruth. The Nominating Committee held one meeting attended by Messrs. Davis and Limmer to discuss and designate the nominees for the Annual Meeting. The Nominating Committee will give appropriate consideration to qualified persons recommended by shareholders for nomination to the Board of Directors in future years provided that each such recommendation is timely made and is accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer ("CEO") and the other executive officer of the Company for each of the three fiscal years ended March 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                              AWARDS
                                                          ANNUAL COMPENSATION         -----------------------
              NAME AND                                ----------------------------       SHARES UNDERLYING
         PRINCIPAL POSITION                           YEAR     SALARY      BONUS              OPTIONS
         ------------------                           ----    --------    --------    -----------------------
Joe R. Davis.........................                 2000    $232,000    $  --              --
  President and Chief                                 1999     228,000       --               250,000
  Executive Officer                                   1998     228,000       --              --

G. Christopher Colville..............                 2000     250,000       --              --
  Executive Vice President  -- Mergers and            1999     150,000     100,000            100,000
  Acquisitions, Chief Financial and                   1998     101,250     100,000             15,000
  Accounting Officer and
  Secretary(1)

------------

(1) Mr. Colville has held various executive positions with the Company since September 1994.

     OPTIONS GRANTED IN FISCAL 2000. The Company did not grant stock options to the executive officers named in the Summary Compensation Table during fiscal 2000.

     STOCK OPTION EXERCISES AND YEAR-END VALUES TABLE. The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to stock options exercised during the fiscal year ended March 31, 2000 and the unexercised options to purchase Common Stock granted under the Incentive Plan and held as of March 31, 2000.

                        OPTION EXERCISES IN FISCAL 2000
                     AND VALUE OF OPTIONS AT MARCH 31, 2000

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                           OPTIONS HELD AT               IN-THE-MONEY OPTIONS
                                            SHARES                          MARCH 31, 2000               AT MARCH 31, 2000(1)
                                           ACQUIRED       VALUE      ----------------------------    ----------------------------
                 NAME                     ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                 ----                     -----------    --------    -----------    -------------    -----------    -------------
Joe R. Davis..........................         200       $  2,675      12,500          237,500         $ --            $--
G. Christopher Colville...............       9,000        156,938       8,000          110,000           --              1,875

------------

(1) Options are "in-the-money" if the closing market price of the Common Stock exceeds the exercise price of the options. The value of unexercised options represents the difference between the exercise price of such options and the closing market price of the Company's Common Stock on March 31, 2000 ($12.8125).

                                 INCENTIVE PLAN

     In March 1994, the Board of Directors and the shareholders of the Company approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees of the Company and directors who are not serving on the Compensation Committee are eligible to receive awards consisting of stock options, stock appreciation rights ("SARS"), restricted or nonrestricted stock, cash or any combination of the foregoing. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. To date, long-term incentive compensation has been awarded only in the form of stock options. An aggregate of 2,651,082 shares of Common Stock are reserved for issuance pursuant to the Incentive Plan, of which 1,458,072 shares were available for future stock option awards pursuant to the Incentive Plan as of June 1, 2000.

     The Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Incentive Plan, the Compensation Committee is authorized by the Board of Directors to determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award. In addition, the Compensation Committee has the exclusive power to interpret the Incentive Plan, to grant waivers of restrictions thereunder and to adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan.

                             DIRECTOR COMPENSATION

     Each director who is not an employee of the Company is paid $250 for each meeting of the Board of Directors or committees thereof attended and is reimbursed for expenses incurred in attending such meetings. Directors who are not members of the Compensation Committee are eligible to receive grants under the Incentive Plan.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, no member of the Compensation Committee was or formerly had been an officer or employee of the Company or any of its subsidiaries. Also, during the year, no executive officer of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Board of Directors.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors reviews compensation of directors and executive officers and also administers the Incentive Plan. The Compensation Committee consists entirely of non-employee directors.

     At current compensation levels, the Compensation Committee does not expect Internal Revenue Service regulations regarding maximum deductibility of executive compensation to have any application to the Company.

     COMPENSATION PHILOSOPHY AND COMPONENTS. The Company's executive compensation philosophy is to employ, retain and reward executives capable of leading the Company in creating and preserving strong financial performance, increasing the assets of the Company through acquisitions, positioning the Company's assets and business operations for long-term growth opportunities, and enhancing shareholder value. The executive compensation program is intended to provide an overall level of compensation that the Compensation Committee believes, based on its own judgment and experience, is competitive with levels of compensation provided by companies deemed by the Compensation Committee to be comparable for compensation purposes. The companies used for comparisons of compensation levels are not necessarily the same companies included within the S&P Specialty Printing -- Super Index reflected in the Stock Price Performance Graph because certain of those companies are not comparable with the Company or its subsidiaries for compensation purposes due to their size and operating philosophy. The companies which the Company considers to be comparable for compensation purposes are generally publicly traded companies of similar size and growth strategy. The primary components of the Company's executive compensation program are annual cash compensation (salary and bonuses) and long-term incentive compensation (stock options).

     CHIEF EXECUTIVE OFFICER CASH COMPENSATION. The Compensation Committee considered a number of factors in approving the CEO's cash compensation for fiscal 2000. The factors considered by the Compensation Committee included, but were not limited to, the Company's acquisition of thirteen companies during fiscal 2000 as well as improving the Company's sales, net income, earnings per share and operating cash flow and the level of compensation paid to other executives of the Company. The CEO's cash compensation was judged by the Compensation Committee to be fair and appropriate for the CEO taking into account the factors considered.

     OTHER EXECUTIVE OFFICER CASH COMPENSATION. The cash compensation of Mr. Colville was based on the amount recommended to the Compensation Committee by the CEO based on his subjective evaluation, including his perception of Mr. Colville's performance. The CEO generally determines his recommendations regarding the cash compensation of other executive officers by considering the potential impact of the individual on the Company, the executive's performance as a team member, the skills and experiences required by the position and the overall performance of the Company. No one of the above factors is considered to be more important than the others. Other executive officer cash compensation is maintained at levels that the Compensation Committee believes, based upon its own judgment and experience, are competitive in the marketplace.

     LONG-TERM INCENTIVE COMPENSATION. Long-term incentives may be provided in the form of stock options, stock appreciation rights, restricted or nonrestricted stock, cash or any combination of the foregoing. To date, long-term incentive compensation has been awarded only in the form of stock options.

     GRANTS OF STOCK OPTIONS ARE MADE BY THE COMPENSATION COMMITTEE. In determining stock option grants, the Compensation Committee considers all factors the members thereof deem relevant, including corporate and individual performance, and recommendations by the CEO based on his subjective evaluation and perception of the individual's performance. The CEO generally determines his recommendations by considering such individual's contribution toward Company performance and such individual's expected contribution toward meeting the Company's long-term objectives and increasing value to shareholders. The value received by grantees from option grants depends completely on increases in the market price of the Common Stock over the option exercise price. Thus, this component of compensation is aligned directly with increases in value to shareholders.

                                          Gary L. Forbes
                                          James H. Limmer
                                          Hugh N. West

                         STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the Company's Common Stock against the cumulative total return (change in stock price plus reinvested dividends) of (i) the S&P 500 Stock Index, (ii) the S&P Small Cap 600 Index and (iii) the S&P Specialty Printing -- Super Index. The Company is a component of both the S&P Small Cap 600 Index and the S&P Specialty Printing -- Super Index, and management intends to use only such indices in future proxy statements, absent changes in circumstances. It is the Company's understanding that the MG Group Index referenced in the 1999 proxy statement of the Company is no longer available. The historical performance of the Company's Common Stock reflected below is not necessarily indicative of the Common Stock's future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*

                                                                      INDEXED RETURNS
                                                                        YEARS ENDING
                                                                        BASE PERIOD
                                         ---------------------------------------------------------------------------
COMPANY/INDEX                              MAR95        MAR96        MAR97        MAR98        MAR99        MAR00
                                         ----------   ----------   ----------   ----------   ----------   ----------
CONSOLIDATED GRAPHICS INC ............          100       150.00       497.83      1006.52      1004.35       223.91
S&P 500 STOCK INDEX ..................          100       132.10       158.29       234.27       277.51       327.30
S&P SMALLCAP 600 INDEX ...............          100       131.19       142.19       209.99       169.81       221.94
S&P SPECIALTY PRINTING-SUPER INDEX ...          100       106.17       115.31       138.74       114.73        94.10

*  Assumes an initial investment of $100.

                              CERTAIN TRANSACTIONS

     In December 1999, the Company advanced $641,423 to Mr. Colville under a one-year nonrecourse note (the "Note"), bearing interest at 5.74% per annum and secured by the pledge of 30,228 shares of common stock of the Company (with a market value at such time of $678,241). This transaction was approved by the Company's Board of Directors.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     For the fiscal year ending March 31, 2000, Arthur Andersen LLP served as the Company's independent public accountants and audited the Company's financial statements. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. While the Audit Committee has not yet selected the Company's independent public accountants for the fiscal year ending March 31, 2001, the Company anticipates that Arthur Andersen LLP will again be selected for this purpose.

                             SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the Company's 2001 proxy statement provided they are received by the Company no later than March 1, 2001. Any other proposal that a shareholder wishes to bring before the Company's 2001 annual meeting must be received by the Company no later than June 1, 2001 to be considered timely. All proposals must comply with applicable SEC regulations and the Company's Restated By-Laws as amended to date, and must be directed to the Secretary of the Company at 5858 Westheimer, Suite 200, Houston, Texas 77057.

                                    GENERAL

     Management does not intend to bring any business before the meeting other than the matter referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

                               OTHER INFORMATION

     The cost of solicitation of proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for their charges and expenses. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.

     The Annual Report to Shareholders, containing the consolidated financial statements of the Company for the fiscal year ended March 31, 2000, accompanies this Proxy Statement.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: INVESTOR RELATIONS, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND SUCH EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME.

                                      /s/ G. CHRISTOPHER COLVILLE
                                          G. Christopher Colville
                                          SECRETARY

                           CONSOLIDATED GRAPHICS, INC.
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD WEDNESDAY, JULY 26, 2000

      The undersigned hereby appoints Joe R. Davis and G. Christopher Colville, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of Consolidated Graphics, Inc. and any adjournments thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Item 1 (the election of Class I directors other than any for whom authority to vote is withheld on the reverse). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

A  |X| Please mark your
       votes as in this
       example.

                    FOR all nominees
                    listed to right      WITHHOLD AUTHORITY
                    except as marked       to vote for all
                    to the contrary   nominees listed to right
1. Election               |_|                    |_|             NOMINEES: Larry J. Alexander
   of Class I                                                              Brady F. Carruth
   Directors
   listed to right

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
NAME AT RIGHT.)

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SIGNATURE ____________________________________  _________________________________________________  Date:______________________, 2000
                                                            SIGNATURE IF HELD JOINTLY

NOTE:  (If signing as Attorney, Administrator, Executor, Guardian, Trustee or Corporate Officer, please add your title as such.)